EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of webMethods, Inc. (the Company) for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip Merrick, the Chairman and Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2004	/S/ PHILLIP MERRICK Name: Phillip Merrick Title: Chairman and Chief Executive Officer